Exhibit 10.19

Make check payable to: “GeNO LLC”

Form of Subscription Agreement for Series A Preferred Shares

September     , 2013

GeNO LLC

45 First Avenue

Waltham, MA 02451

Ladies and Gentlemen:

The undersigned understands that this Subscription Agreement relates to the offering of Series A Preferred Shares (the “Shares”) of GeNO LLC (the “Company”) and that the offering is being made only to certain eligible prospective investors. The undersigned hereby represents that the undersigned is duly authorized to execute and deliver this Subscription Agreement on behalf of the individual or entity subscribing for the purchase of Shares (the “Subscriber”).

It is understood that, upon the acceptance of this Subscription Agreement and the transfer of funds to the Company, the Subscriber will receive photocopies of the signed counterparts of this Subscription Agreement.

1. Subscription.

(a) Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase                  Shares from the Company at $         per Share for a total purchase price of $        .

(b) The funds tendered herewith will not be deemed accepted by the Company until this subscription is accepted. Upon acceptance of the subscription by the Company, or upon rejection of the subscription or termination of the offering, the funds tendered to the Company will be released or refunded, as applicable.

2. Acceptance of Subscription.

This subscription is made subject to the following terms and conditions:

(a) The Company shall have the right to reject this subscription, in whole or in part; and

(b) Completion of the issuance of the Shares and any warrant issued in connection with the issuance of the Shares (the “Warrant” and, together with the Shares, the “Securities”) is in the discretion of the Company.

3. Representations, Warranties and Covenants of the Subscriber.

The Subscriber represents, warrants and covenants as follows:

(a) Either (i) the Subscriber alone, or through its officers or trustees if any, or together with his, her or its purchaser representative if any, has such knowledge and experience in financial affairs and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company or (ii) the Subscriber is an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, because he, she or it meets one of the following standards:

The Subscriber is a natural person and, as of a current date, his or her net worth (that is, the excess of total assets over total liabilities but excluding the value of the individual’s primary residence), either individually or jointly with his or her spouse, exceeds $1,000,000.

The Subscriber is a trust, corporation, or partnership which is not an Individual Retirement Account (IRA) or retirement plan under the Employee Retirement Income Security Act of 1974, as amended, and has a total net worth which exceeds $5,000,000, unless such entity was formed for the specific purpose of acquiring an interest as an Member of the Company, in which event either (i) it is a grantor trust, all of the grantors of which are “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act and have in the aggregate a total net worth in excess of $5,000,000, or (ii) it is a corporation or partnership, all of the equity owners of which are accredited investors and have in the aggregate a total net worth in excess of $5,000,000.

The Subscriber is a natural person whose individual income exceeded $200,000 in each of the last two years or whose joint income with his or her spouse exceeded $300,000 in each of the last two years and who has a reasonable expectation of reaching the same income level in the current year.

The Subscriber is an entity in which all of the equity owners are accredited investors under one of the standards described above.

If the Subscriber has a purchaser representative in connection with the investment in the Company, the purchaser representative is unrelated to and not compensated by the Company, and the name, address and signature of the purchaser representative are provided below.

(b) The Subscriber has specifically and expressly reviewed and considered the full terms, conditions and contents of the Eighth Amended and Restated Limited Liability Company Agreement (the “Agreement”) for the Company. It is understood, among other things, that: (i) the Shares are speculative investments which involve a high degree of risk of loss, (ii) there are substantial restrictions on transferability of the Shares, and (iii) there will be no public market for the Securities.

(c) The Subscriber has sufficient net worth and income to afford a total loss of this investment and understands that no Person has in any way guaranteed any economic or tax benefits nor a return of any funds contributed to the Company or paid in exchange for the Securities. All of the Subscriber’s investments in and commitments to non-liquid investments are, and after the investment in the Securities hereunder will be, reasonable in relation to his, her or its net worth and current needs.

(d) The undersigned, acting on behalf of the Subscriber, has knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risks of an investment in the Securities and making an informed investment decision on behalf of the Subscriber.

(e) The Subscriber, and the Subscriber’s representatives, if any, have been given the opportunity to examine all documents, ask questions and receive answers concerning the offering from the Company, or a person acting on its behalf, and obtain additional information necessary to evaluate the Company and its investment in the Securities, and have received satisfactory answers to their questions. No representations have been made to the Subscriber or the Subscriber’s representatives concerning the Securities, the Company, its business or prospects, except as set forth in this Agreement.

(f) The Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”) or the securities laws of the Subscriber’s state or country of domicile, and are being offered and sold under exemptions pursuant to those laws and the rules or regulations promulgated thereunder. Furthermore, there will be no public market for the Securities. Securities may not be sold without registration or exemption from registration under applicable securities laws. Therefore, it may not be possible to liquidate the Securities readily, and, in addition, there are substantial restrictions which apply to any transfer of the Securities as set forth in Section 8 of the Agreement. ACCORDINGLY, THE SECURITIES HEREBY SUBSCRIBED ARE BEING ACQUIRED BY THE SUBSCRIBER SOLELY FOR THE SUBSCRIBER’S OWN ACCOUNT, FOR INVESTMENT PURPOSES ONLY, AND ARE NOT BEING PURCHASED WITH A VIEW TO, OR IN CONNECTION WITH, ANY RESALE, DISTRIBUTION, SUBDIVISION OR FRACTIONALIZATION.

(g) The Subscriber understands that no Federal or state agency has passed on or has made recommendation or endorsement of the Securities.

(h) The Subscriber certifies under the penalties of perjury that the social security number or employer identification number provided below and the information provided below with respect to Section 3406(a)(1)(C) of the Internal Revenue Code are true, correct and complete.

(i) The Subscriber is and shall continue to be in compliance with all legal requirements relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect. The Subscriber: (A) is not, and is not directly or indirectly owned or controlled, in whole or in part by, a Blocked Person (defined below), and (B) has not, does not and will not conduct any business with a Blocked Person or otherwise engage in any transaction relating to any property, or interests in property, blocked by any legal requirement relating to money laundering, anti-terrorism, trade embargos or economic sanctions. For purposes hereof, “Blocked Person” means any Person now or hereafter listed by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) on the so-called “Specially Designated Nationals and Blocked Persons” list or any other list now or hereafter maintained by OFAC pursuant to any requirements of law.

(j) If the Subscriber is a trust, the person executing this Subscription Agreement on its behalf has been duly authorized to so execute and deliver this Subscription Agreement, the signature of the undersigned is binding upon such trust, and the undersigned has delivered herewith the underlying trust agreement and such other evidence of the ability of such trust to invest in the Company as may be requested by the Company.

(k) If the Subscriber is a corporation, limited liability company or partnership, the person executing this Subscription Agreement on its behalf has been duly authorized to so execute and deliver this Subscription Agreement, the signature of the undersigned is binding upon such corporation, limited liability company or partnership, and the undersigned has delivered herewith resolutions, certificates and such other evidence of the ability of such corporation, limited liability company or partnership to invest in the Company as may be requested by the Company.

The Subscriber agrees that the foregoing representations and warranties shall survive the Subscriber’s purchase of the Securities, any investigation made by the party relying on the same, and any acceptance or rejection of this subscription. The Subscriber agrees to indemnify, defend and hold harmless the Company, its officers, managers, members, agents, representatives and employees, and any other persons relying thereon for any breach thereof. If any of the foregoing representations and warranties shall in any respect not remain true and correct until the acceptance of this subscription by the Company and the Subscriber’s purchase of the Securities hereunder, the Subscriber shall give prompt written notice thereof to the Company.

4. Transferability. The Subscriber agrees that the Subscriber will not transfer or assign this Subscription Agreement, or any of the Subscriber’s interest herein, and further agrees, as set forth in Section 3(f) above (i) that the assignment and transfer of the Securities hereby subscribed for shall be made only in accordance with all applicable laws and the Agreement, and (ii) that the Subscriber will not be able to sell or otherwise transfer Subscriber’s Securities except pursuant to an effective registration statement or qualification unless an exemption from registration or qualification is available. All share certificates evidencing the Shares, to the extent any are issued, will bear a restrictive legend to that effect.

5. Revocation. The Subscriber agrees that the Subscriber may not cancel, terminate or revoke this Subscription Agreement, and that this Subscription Agreement shall be binding upon the Subscriber’s successors, assigns, and legal representatives.

6. Binding Effect. The Subscriber, desiring to purchase the Securities, hereby executes, adopts and agrees to be bound by all of the terms, conditions, representations, warranties and covenants of this Subscription Agreement.

7. Miscellaneous.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Subscriber at the address set forth herein and to the Company at the following address:

GeNO LLC

45 First Avenue

Waltham, MA 02451

Attention: Dr. David Fine

(b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware, exclusive of its conflict of laws provisions.

(c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only in writing executed by all of the parties hereto.

IN WITNESS WHEREOF, the Subscriber has hereby executed this Subscription Agreement under seal in counterparts, as of the date set forth above.

Social Security Number/EIN		Authorized Signature of Subscriber

Street Address		Name of Subscriber

City or Town		Name of Signatory

State or Country	Zip Code	Title of Signatory

     Check if the Subscriber is subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code

Include the name, address and

signature of the purchaser

representative, if any

Accepted and Agreed to:

GeNO LLC

By:
Name:
Date:

Subscription Agreement – Signature Page